                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ]  Preliminary proxy statement

[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          EV Environmental, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2) or Item
     22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________

(2)  Aggregate number of securities to which transactions applies:
________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-111:
________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________

(5)  Total fee paid
________________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:
________________________________________________________________________________

(2)  Form, schedule or registration statement no.:
________________________________________________________________________________

(3)  Filing party:
________________________________________________________________________________

(4)  Date filed:
________________________________________________________________________________
/1/ Set forth the amount on which the filing fee is calculated and state how it was determined.

                             EV ENVIRONMENTAL, INC.
                              1465 Post Road East
                          Westport, Connecticut  06880

                          ____________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held December 16, 1996
                              ___________________

To the Shareholders of
EV ENVIRONMENTAL, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of EV Environmental, Inc. (the "Company") will held at the offices of Rich, May, Bilodeau & Flaherty, P.C., The Old South Building, 294 Washington Street, Boston, Massachusetts 02108 on December 16, 1996, at 9:00 a.m., local time, for the purpose of considering and voting upon the following matters:

          1. To elect a Board of four Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

          2. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares.

          3. To approve the adoption of the Amended and Restated 1992 Stock Option Plan of the Company.

          4. To transact such other business as may properly come before the meeting.

     Only stockholders of record as of the close of business on November 12, 1996 are entitled to receive notice of and to vote at the meeting or any adjournment thereof.

                                        By order of the Board of Directors


                                        Daniel T. Clark
                                        Secretary

November 18, 1996


          YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING AND VOTE YOUR SHARES. IN THE EVENT YOU CANNOT ATTEND, PLEASE DATE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. A STOCKHOLDER WHO EXECUTES AND RETURNS A PROXY IN THE ACCOMPANYING FORM HAS THE POWER TO REVOKE SUCH PROXY AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                             EV ENVIRONMENTAL, INC.
                              1465 POST ROAD EAST
                          WESTPORT, CONNECTICUT  06883

                                _______________

                                PROXY STATEMENT
                                _______________

          The accompanying proxy is solicited by the Board of Directors of EV Environmental, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held on December 16, 1996 and any adjournments thereof (the "Annual Meeting").

PROXY SOLICITATION AND EXPENSE

          Proxies in the accompanying form, properly executed and received prior to the meeting and not revoked, will be voted as specified, or if no instructions are given, will be voted in favor of the proposals described herein. Proxies may be revoked at any time, prior to being voted, by written notice to the Secretary of the Company. Solicitation of proxies may be made by personal interview, mail, telephone or telegraph by directors, officers and employees of the Company. The expense of soliciting proxies will be borne by the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to the beneficial owners of the Company's Common Stock. The approximate date on which this Proxy Statement and the accompanying proxy card will first be mailed to stockholders is November 18, 1996.


                         OUTSTANDING VOTING SECURITIES
                         AND PRINCIPAL HOLDERS THEREOF

          Only stockholders of record at the close of business on November 12, 1996 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had outstanding 3,081,026 shares of Common Stock, with a par value of $.01, exclusive of treasury shares. The presence at the meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on each particular matter to be considered at the Annual Meeting will constitute a quorum for the purpose of considering such matter. Each holder of Common Stock of the Company will be entitled to one vote for each share held. Four Directors are to be elected by the holders of the Common Stock.

          The following table sets forth, as of November 7, 1996, information with respect to beneficial ownership of Common Stock, Convertible Debentures and Warrants of the Company by (1) each person who owns of record or is known by the Company to own beneficially more than 5% of the common shares of the Company,
(2) by each director and certain executive officers of the Company and (3) by all executive officers and directors as a group.

                                                             AMOUNT
                                                           AND NATURE
NAME AND ADDRESS OF                                      OF BENEFICIAL  PERCENTAGE OF
BENEFICIAL OWNER                        TITLE OF CLASS    OWNERSHIP(1)   CLASS OWNED
-------------------------------------  -----------------  ------------  --------------

Michael R. Cox                         Common Stock         238,598 (2)      7.6
1465 Post Road East                    Series A Warrants      5,000 (3)      1.1
Westport, CT 06880
(Director and 5% shareholder)

Dan L. Scroggins                       Common Stock         110,501 (4)      3.5
Pollution Control, Inc.                Series A Warrants      8,000          1.8
7529 Sussex Drive
Florence, KY 41042
(Director and 5% shareholder)

Murdoch Heideman                       Common Stock          66,728 (5)      2.1
Pollution Control Engineering, Inc.
6 Autry, Suite B
Irvine, CA 92718
(Director)

Ralph A. Armstrong                     Common Stock          49,808 (6)      1.6
1465 Post Road East                    9% Convertible        50,000          2.5
Westport, CT 06880                     Debentures
(Director)

The Robins Companies, Inc.             Common Stock         222,355          7.2
871 Michigan Avenue
Columbus, Ohio 42315
(5% shareholder)(7)

RBB Bank Aktiengesellschaft            Common Stock       1,504,781 (8)      35.6
Leonhardstr. 5,8010 Graz
Austria

All executive officers and             Common Stock         462,160 (9)      14.1
directors as a group                   Series A Warrants     13,000          2.9
(6 persons)                            9% Convertible        50,000          2.5
                                       Debentures


(1) Except as otherwise stated, all holders of any shares have sole voting and investment power with respect to such shares, and all holders having the right to acquire shares will have sole voting and investment power upon the acquisition of said shares.

(2) Includes 38,523 shares held by Mr. Cox's retirement account, over which Mr. Cox exercises sole investment and voting control and 52,967 shares issuable upon the exercise of certain options and warrants.

(3) Includes 1,000 Series A Warrants held by Mr. Cox's retirement account, over which Mr. Cox exercises sole investment and voting control.

(4)  Includes 59,503 shares issuable upon the exercise of certain other options.

(5) Such shares are held by Mr. Heideman as co-trustee of the Murdoch Heideman and Nadine Heideman Living Trust and 1,667 shares issuable upon the exercise of certain options and include 52,967 shares issuable upon the exercise of certain options held directly by Mr. Heideman.

(6) Includes 16,475 shares held by Mr. Armstrong's retirement account, over which Mr. Armstrong exercises sole investment and voting control, 20,000 shares issuable upon conversion of the Company's 9% convertible securities and 13,333 shares issuable upon the exercise of certain options.

(7)  The Robins Companies, Inc. is controlled by Gary Robins and Gregg B.
     Robins.

(8) Includes 1,132,308 shares issuable upon conversion of convertible securities. The Company has noticed RBB of the conversion of the convertible securities; RBB has disputed the Company's right to cause such conversion. Shares held in the name of RBB are held for the account of foreign investors. RBB represents that no beneficial owner represents 5% of the outstanding voting securities of the Company.

(9) Includes 261,723 shares outstanding and 200,437 shares issuable upon the exercise of options, warrants and conversion of 9% convertible securities.


                                   PROPOSAL I
                             ELECTION OF DIRECTORS

     At the Annual Meeting to which this proxy statement relates, four Directors
of the Company are to be elected.   All Directors are elected to hold office
until the next annual meeting of the stockholders and until their successors shall have been duly elected and qualified, or until their earlier resignation or removal from the Board. The affirmative vote of a majority of the shares present at a meeting at which a quorum is present is required for the election of a Director. Unless a stockholder indicates otherwise, the shares represented by each proxy, executed in the accompanying form of proxy, will be voted by the Proxy Committee for the election of the nominees listed below. In the event of a vacancy in the list of nominees (which event is not now contemplated), the Proxy Committee will vote for the election of a nominee acceptable to the remaining nominees. Additional nominations may be made by any stockholder or his proxy at the Annual Meeting.

  Set forth below is certain information concerning the Board of Directors' nominees for Directors.

NOMINEES FOR DIRECTORS TO BE ELECTED BY STOCKHOLDERS
----------------------------------------------------

                              OFFICER OR
                               DIRECTOR
NAME                  AGE       SINCE       POSITION WITH THE COMPANY
--------------      -------   ----------    ----------------------------------------------

Michael R. Cox          49        1991        Chairman, President, Chief Executive Officer,
                                              Chief Financial Officer and Director

Dan L. Scroggins        39        1991        Executive Vice President and Director

                              OFFICER OR
                               DIRECTOR
NAME                  AGE       SINCE       POSITION WITH THE COMPANY
--------------      -------   ----------    ----------------------------------------------

Murdoch Heideman        51        1993        President of PCE and Director

Ralph A. Armstrong      41        1994        Senior Vice President - Sales and Marketing
                                              and Director since 1996

PRINCIPAL OCCUPATIONS AND OTHER DIRECTORSHIPS HELD BY NOMINEES FOR DIRECTORS
----------------------------------------------------------------------------

     Mr. Cox has been Chairman, President and Chief Executive Officer of the Company since the merger of JBCH Acquisition Corp. ("JBCH") in December, 1991. He had held the same positions with JBCH since June, 1991. Mr. Cox was a director and Executive Vice President of Kimberly, Cox & Harnish, Inc., a private investment firm, from prior to 1989 until 1993. He was Vice Chairman of the Board of Hunter Environmental Services, Inc., a publicly traded environmental services firm, in 1989, and President and Chief Executive Officer from 1987 through 1988.

     Mr. Scroggins was Chairman of the Board and President of North American Environmental, Inc. from June, 1991 to October, 1991. Prior to that he was Vice President and General Manager of such corporation beginning in 1986. Mr. Scroggins has been an Executive Vice President of the Company and its predecessor JBCH since October, 1991. He has been President of Pollution Control since October, 1991.

     Mr. Heideman has been a director of the Company since March, 1993. For more than the last five years, he has been President of Pollution Control Engineering, Inc. which in February, 1993 was acquired by merger into the Company's wholly-owned subsidiary.

     Mr. Armstrong joined the Company in February, 1994 as Senior Vice President
- Sales and Marketing and was elected a director in March, 1996. He was President of erca USA Inc. (a food processing and packaging equipment manufacturer from 1991 to 1993. Prior to that he had held various positions since 1979 with Continental Can Company, most recently Vice President of Sales and Marketing at Continental Plastic Ventures.

     The terms of office of all Directors of the Company are from the time of election until the next annual meeting of stockholder and until their respective successors are qualified as provided in the By-laws of the Company. All officers held office at the pleasure of the Board of Directors. None of the Company's Directors or executive officers has a family relationship with any other Director or executive officer.

     No director of the Company or nominee for director holds any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

EXECUTIVE OFFICERS
------------------

     The other executive officer of the Company is Jennifer L. Clark.

     Ms. Clark (Age 32) has been Controller of the Company since January, 1992. Prior to that she served as Controller of Lo-Mar Corporation beginning in May, 1991, Controller and Personnel Manager of ASI Technologies, Inc. (engineering) beginning in 1989 and as Accounting and Agency Accounting Manager of United Way, Dayton, Ohio (charity) from 1987 to 1989.

MEETINGS AND COMMITTEES


     During the calendar year ended December, 1995, there were three meetings of the Board of Directors. In addition, the Board acted four times by unanimous written consent. Each of the then serving directors of the Company attended all meetings of the Board of Directors and of each committee of which he was a member which were held in the last calendar year.

                REMUNERATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning remuneration paid or accrued by the Company and its subsidiaries during the calendar year ended December 31, 1995 for all executive officers including those as to whom the total remuneration exceeded $100,000, and for all executive officers of the Company as a group.

                           SUMMARY COMPENSATION TABLE

                                                             ANNUAL                  LONG TERM
                                                          COMPENSATION              COMPENSATION

                                                                                       NUMBER OF
                                                                                        OPTION
     NAME AND PRINCIPAL POSITION              YEAR           SALARY                     AWARDS
     Michael R. Cox                           1995           $130,000                   20,000
     Chairman, President and                  1994            130,000
     Chief Executive Office                   1993            130,000

     All Current Executive Officers           1995            452,760                   77,000
     As a Group                               1994            547,616                   60,000
                                              1993            381,250                   10,000

During the year ended December 31, 1995 options were granted to the following executive officers:

                                Individual Grants
                               -------------------

                           Number of
                           Securities   % of Total
                           Underlying     Options      Exercise Price   Expiration
Name                       Options        Granted         ($/share)        Date
--------------------     -------------  -----------   --------------   ------------
Michael R. Cox                 20,000           9%        $   3.50           2000

Ralph A. Armstrong             40,000          19%            3.50           2000

Dan L. Scroggins               10,000           5%            3.50           2000

Murdoch Heideman                5,000           2%            3.50           2000

Jennifer L. Clark               2,000           1%            3.50           2000


The aggregate option exercise in the last fiscal year and fiscal year end option values for the named employee is presented as follows:

                                                   Number
                                                  Securities      Value of
                                                  Underlying    unexercised in
                                                 Unexercised      the Money
                                                  Options at      Options at
                      Shares                        FY-End          FY-End
                    Acquired on                    Exercisable/   Exercisable/
Name                 Exercise     Value Realized  Unexercisable  Unexercisable
----------------  --------------  --------------  -------------  -------------

Michael R. Cox          0               N/A           46,300            0

The Company qualifies as a Small Business Issuer.

     Mr. Cox is paid at the rate of $130,000 per year pursuant to a one year extension of a three-year employment agreement.

     The Company has adopted an incentive compensation program whereby key employees will participate in bonuses equal to one-third of pre-tax profits for 1996. Individual awards are at the discretion of the Board of Directors.

STOCK OPTION PLAN
-----------------

     The Company has adopted a stock option plan conforming to Securities and Exchange Commission Rule 16b-3 pursuant to which incentive stock options and non-statutory stock options could be granted. Up to an aggregate of 300,000 shares of the Common Stock may be issued under the plan. The plan was approved by the Company's stockholders and may be amended or terminated by the Board of Directors.

     An incentive stock option may be granted to an eligible employee pursuant to the plan. The number of shares and other terms of grant will be fixed by the Committee except that in no event shall the term of an incentive stock option be more than ten years. The exercise price of an incentive stock option shall be not less than the fair market value of the Common Stock at the time of grant, and may be paid either in cash or, with the Option Committee's consent, with previously owned shares of the Company's Common Stock, a promissory note or a combination thereof.

     The Board of Directors granted during the fiscal year ended December 31, 1995, options to purchase an aggregate 87,500 shares of Common Stock to executive officers of the Company, who served in the capacities as set forth above. Options to purchase an aggregate of 100,500 shares were granted subject to the plan to all employees as a group. Such options have an exercise price of $3.50.

     On August 15, 1996 the Board of Directors adopted certain amendments to the Plan and the Plan as amended and restated is subject to the approval of the Company's stockholders. The amended and restated Plan is discussed herein.
See, "Proposal III-Approval of Amended and Restated 1992 Stock Option Plan."

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     Descriptions of certain transactions and agreements to which the Company, or its predecessor, JBCH, and certain of the officers, directors and other related parties of the Company are parties set forth below. The Board of Directors believes the transactions and agreements described below were on terms at least as favorable to the

Company as those which could have been obtained from unrelated parties and were negotiated in an arm's-length manner.

PURCHASE OF JBCH SHARES BY COX
------------------------------

     Upon the merger of JBCH into the Company, Mr. Cox received 184,630 shares in exchange for JBCH shares held by him which he purchased for an aggregate cash consideration of $151,000.

LEASE OF REAL ESTATE
--------------------

     Effective September 1, 1993, PCE entered into a lease arrangement with a company of which Mr. Heideman, President of PCE and director of the Company, is a principal owner. The lease is for approximately 8,000 square feet of office and warehouse space which serves as the headquarters of PCE. The lease calls for base annual rentals of $43,200 per year with taxes, insurance and maintenance being the responsibility of PCE. The lease is for a period of five years with annual adjustments to the base rent based on the Consumer Price Index with minimum annual increases of 4% and maximum annual increases of 6%.

LOANS TO COMPANY
----------------

     During the year ended December 31 1994, Mr. Heideman, a director of the Company, and his spouse were issued promissory notes totaling $110,000 bearing interest at rates ranging from 8% to 9.5% with various maturities through January 1999.

TRANSACTIONS WITH EZRA
----------------------

     Ezra E. Ezra was the Chairman of the Board of the Company up to the merger and a former vice president of Drake Capital Securities, Inc. ("Drake"), the placement agent for a private placement of common stock by the Company which was completed in February 1992 and is described below. In addition, Mr. Ezra is a beneficial owner of more than five percent of the shares of the Company. Prior to the merger, the Company had no operations, a net worth of approximately $450,000 consisting mostly of cash raised in a 1990 "blind pool" public offering, and the sole business objective of acquiring an operating business which offered significant growth potential. At the time of the merger, Mr. Ezra held 49% of the Company's shares.

     Upon the consummation of the merger, the Company paid Mr. Ezra $12,000 as a non-accountable expense reimbursement and issued 14,036 shares to him in consideration of services rendered by him in connection with the merger. Of the 42,107 shares issued to Drake following the merger in consideration of services provided by Drake, Mr. Ezra received 27,370 shares. Pursuant to the terms of the merger, Mr. Ezra was given the right to direct the Company to issue 20,000 shares and 20,000 Redeemable Warrants directly to persons designated by Mr. Ezra. Of such amounts, 1,600 shares and 16,000 Redeemable Warrants were issued to Mr. Ezra. In addition, the Company has agreed to nominate Mr. Ezra, at his request, for election as a director of the Company and to use its reasonable best efforts to cause his election. Mr. Ezra has not made such a request and the Company does not anticipate that Mr. Ezra will make such a request in the near future.

     As part of the merger, the Company agreed to a subsequent private placement of its Common Stock at a price of $2.00 per share. Such private placement was completed in February 1992 and 197,500 shares were sold. In connection with the completion of such private placement, Drake received a combination of fees, shares and warrants. Mr. Ezra, pursuant to his employment arrangement with the Placement Agent, received sixty-five percent of such fees, shares and warrants. Of the $37,000 in placement fees paid to Drake, Mr. Ezra received $24,050. Of the 14,035 shares issuable to Drake following such private placement, Mr. Ezra received 9,123 shares. Of the warrants to purchase 20,800 shares issuable to Drake at $2.00 per share following such private placement, Mr. Ezra received warrants to purchase 13,520 shares. In addition, Mr. Ezra jointly with his wife, purchased 32,500 shares in such private placement.

                                  PROPOSAL II
                    APPROVAL OF AMENDMENT TO CERTIFICATE OF
                    INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

GENERAL
-------

     On September 10, 1996, the Board of Directors approved a resolution to amend Article IV of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 10,000,000 shares of Common Stock, $.01 par value to 20,000,000 shares of Common Stock, $.01 par value, subject to approval of the Company's stockholders.

PURPOSES
--------

     The Board of Directors determined that an increase in the number of authorized shares of common stock is essential to allow for flexibility in the future and to provide the Company with the ability to raise additional capital, to facilitate future financings, if any, and to act in connection with other corporate matters, which may, in the Board's judgment involve the issuance of common stock. If an increase is approved at the Meeting, stockholder approval would not be necessary for the issuance of all or any portion of the additional shares of common stock unless required by law or by any rules or regulations to which the Company is subject. There are no current specific plans to engage in any such transaction.

     Currently there are sufficient shares authorized for issuance in the event that currently exercisable stock options and warrants are exercised and debentures are exchanged or converted for common stock.

     An increase in the number of authorized shares will not have an immediate effect on the rights of existing shareholders. When additional shares are issued, however, such event will result in a decrease of existing shareholders' percentage equity ownership, and depending on the price at which they are issued, could have a dilutive effect on shareholders who paid a higher consideration per share for their stock.

VOTE REQUIRED
-------------

     Adoption of this amendment requires the affirmative vote of the holders of a majority of the outstanding stock entitled to vote at the Annual Meeting. If the amendment is approved by the shareholders, it will become effective upon filing and recording of a Certificate of Amendment as required by the Delaware Corporation Law.

RECOMMENDATION OF THE BOARD OF DIRECTORS
----------------------------------------

     For the reasons set forth above, the Board of Directors has determined that the adoption of the amendment to the Company's Certificate of Incorporation is in the best interests of the Company and its shareholders and recommends to its shareholders that they vote FOR its adoption. Unless otherwise directed, proxies will be voted FOR the adoption of the Amendment.

                                  PROPOSAL III
            APPROVAL OF AMENDED AND RESTATED 1992 STOCK OPTION PLAN

GENERAL
-------

     At the Annual Meeting there will be submitted to stockholders a proposal to adopt an amended and restated 1992 Stock Option Plan. The Company's 1992 Stock Option Plan was adopted by the Board of Directors of the

Company on July 30, 1992 and by the Company's shareholders on July 28, 1993. On August 15, 1996, the Board adopted certain amendments to the Plan. The amended and restated Plan is being presented for approval by the Company's shareholders. The 1992 Stock Option Plan, as amended and restated (the "Plan"), must be approved by a vote of the holders of a majority of the shares of the Company Common Stock. This description is qualified in its entirety by the detailed provisions of the Plan annexed hereto as Exhibit A.

     The purpose of the Plan is to advance the interests of the Company and its subsidiaries by providing significant incentives to selected key employees and others who contribute and are expected to continue to contribute materially to the success of the Company and its subsidiaries, to provide a means of rewarding outstanding performance and to enable the Company and its subsidiaries to maintain a competitive position in attracting and retaining the key personnel necessary for continued growth and profitability.

OPERATION OF THE PLAN; AMENDMENTS TO THE PLAN
---------------------------------------------

     The Plan provides for granting incentive stock options and nonqualified stock options. The Plan authorizes the granting of options to purchase up to an aggregate of 300,000 shares of the Company's Common Stock. Such shares may be either authorized but unissued shares or shares which have been issued and which have been reacquired by the Company. The Company may pursue a program of periodic repurchases of its Common Stock to meet the needs of the Plan. No option may be granted more than 10 years after adoption of the Plan by the Board of Directors.

     The Plan may be amended, modified, suspended or terminated by the Board of Directors of the Company. However, without further approval of the shareholders, the Board of Directors may not (1) increase the maximum number of shares for which options may be granted, (2) decrease the minimum option price, or (3) change the class of employees eligible to receive options. In addition, no change in the Plan can be made which will have a material adverse effect upon an option previously granted unless the consent of the affected employee is obtained.

     Prior to amendment and restatement, the Plan was administered by a committee of "disinterested directors" appointed by the Board of Directors. The recent adoption of amendments to Rule 16(b) of the Securities Exchange Act of 1934 (the "Act"), relating to short-swing profits recovery, now permit exemption from Section 16(b) of the Act those transactions involving an option grant if the transactions are approved by the board of directors of the issuer or a committee of the board of directors composed solely of two or more "non-employee directors." Accordingly, the Plan as amended and restated by the Board, provides that the Board or a Committee of at least two "non-employee directors" appointed by the Board will administer the Plan. Members of the Board or the Committee will be entitled to hold options under the Plan. The Board or the Committee may make appropriate adjustments in the number of shares covered by an option granted under the Plan, as well as the price to be paid upon the exercise of any such option, if the Company effects a change in its capitalization or in other appropriate circumstances.

     Incentive stock options granted pursuant to the Plan are to be granted only to officers and employees of the Company or its subsidiaries who are considered
by the Committee to be key employees.   Pursuant to the amendments adopted by
the Board, directors and consultants to the Company may be granted nonqualified stock options. Currently, 30 persons are eligible to participate in the Plan. No determination has been made as to the persons to whom options may be granted under the Plan in the future.

     Incentive stock options are nontransferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. A disabled optionee, or the legal representative of a deceased optionee, may exercise the option within one year of the death or disability of the optionee, as the case may be, to the extent it is then unexercised. As amended and restated, the Plan provides that the Board or the Committee may in its discretion provide in the individual option contracts that the nontransferability provisions of the plan will not be applicable to the extent of transfers of options, for no consideration, by grantees of nonqualified stock options to a grantee's spouse, children or grandchildren or to any trust the beneficiary of which is the grantee, the grantee's spouse, children or grandchildren. An option may be exercised within three months following retirement or termination of employment of any optionee; however, an option will terminate on the date of discharge of an optionee if the Board of Directors or the Committee determines in its discretion that is not in the best interest of the Company that the right of such discharged optionee to exercise the option continue for such three month period. Any shares as to which options have terminated may be again subjected to option.

     In consideration of having been granted an option, each optionee will, if the Company requires, agree to remain in the employ of the Company for a period of three years from the date on which the option was granted, without prejudice to the right of the Company to terminate such employment or service at any time, with or without cause. The Plan permits the Company to require that optionees represent in writing that it is their intention to acquire any shares under the Plan for investment and not with a view to the distribution thereof.

INCENTIVE STOCK OPTIONS
-----------------------

     An incentive stock option may be granted to an eligible employee. The number of shares and other terms of grant will be fixed by the Board or the Committee and set forth in an option contract, provided, however, that in no event shall the term of an incentive stock option be more than ten years. The price payable upon exercise shall be not less than the fair market value of the Company's Common Stock at the time of grant, and may be paid either in cash or, with the consent of the Board or the Committee, with previously owned shares of the Company's Common Stock, a promissory note or a combination thereof.

     To the extent that the fair market value of the shares (determined as of the time the option is granted) of the shares, with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan and any other plan of the Company) exceeds $100,000, such options exceeding such amount shall be treated as nonqualified options.

     An incentive stock option may be granted to an employee owning more than 10% of the Company's Common Stock, only if the exercise price of such incentive stock option is at least 110% of the fair market value of the Common Stock on the date of grant.

NONQUALIFIED STOCK OPTIONS
--------------------------

     A nonqualified stock option may be granted to eligible employees. The number of shares and other terms of the grant of nonqualified stock options will be fixed by the Board or the Committee. No such option shall be exercisable after ten years from the date of grant. The price payable upon exercise may not be less than the fair market value of the Company's Common Stock at the time of grant, and may be paid either in cash or, with the consent of the Board or the Committee, with previously owned shares of the Company's Common Stock, a promissory note or a combination thereof.

AWARDS TO BE GRANTED TO CERTAIN INDIVIDUALS AND GROUPS
------------------------------------------------------

     As discussed above, the Board or the Committee has discretion to determine the number of options (if any) to be granted under the Plan. Accordingly, the actual number of options to be granted to any individual is not determinable. No options have been granted under the Plan as amended and restated.

TAX CONSEQUENCES
----------------

     The Plan authorizes the granting of (1) options which are intended to qualify as "incentive stock options", within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended; and (2) options which do not qualify as incentive stock options ("nonqualified options").

     The Company has been advised that the tax consequences relating to the grant or exercise of options are as follows:

     INCENTIVE STOCK OPTIONS

     The grant of an incentive stock option will not result in the recognition of income by the optionee for Federal income tax purposes. The exercise of an incentive stock option, and the purchase of shares pursuant thereto, will not cause the recognition of income by the optionee. Upon a later sale or other disposition of the shares, the optionee must recognize long-term capital gain or ordinary taxable income, depending upon whether the optionee holds the shares for a specified period.

     NONQUALIFIED STOCK OPTIONS

     No income is recognized upon the grant of a nonqualified option to a participant, assuming that the option does not have a readily ascertainable fair market value at the time of the grant. The participant recognizes ordinary income upon exercise of the nonqualified option equal in amount to the excess of the fair market value of the option stock on the date of exercise over the exercise price. Any gain or loss recognized by a later sale or other disposition of the acquired shares generally will be capital gain or loss. The Company is allowed a deduction at the time and in an amount equal to the ordinary income recognized by the participant.

VOTE REQUIRED
-------------

     In order for the amended and restated 1992 Stock Option Plan of the Company to be approved, the holders of a majority of all shares of Common Stock of the Company must vote for the adoption of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS
----------------------------------------

     For the reasons set forth above, the Board of Directors believes that the adoption of the amended and restated Plan is in the best interests of the Company and its shareholders and recommends to its shareholders that they vote FOR its adoption. Unless otherwise directed, proxies will be voted for adoption of the Plan.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of Deloitte & Touche served as the Company's independent certified public accountants for the year ended December 31, 1995 and has been reappointed for the present fiscal year. A representative of Deloitte & Touche is expected to be present at the meeting and will have an opportunity to make a statement if he desires to do so. Such representative is expected to be available to respond to appropriate questions from stockholders.

                                 ANNUAL REPORT

     ANY PERSON FROM WHOM PROXIES FOR THIS MEETING ARE SOLICITED MAY OBTAIN FROM THE COMPANY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1995, INCLUDING THE FINANCIAL STATEMENTS THEREIN AND THE RELATED SCHEDULES, BY WRITTEN REQUEST ADDRESSED TO EV ENVIRONMENTAL, INC., 1465 POST ROAD EAST, WESTPORT, CONNECTICUT 06880 ATTENTION: SECRETARY. ANY SUCH REQUEST FROM A BENEFICIAL OWNER OF STOCK NOT REGISTERED IN HIS NAME MUST CONFIRM THAT HE WAS A BENEFICIAL OWNER OF SUCH STOCK ON NOVEMBER 12, 1996.

                             STOCKHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next annual meeting of stockholders must be received by the Company at 1465 Post Road East, Westport, Connecticut 06880, on or before July 22, 1997 for inclusion in the proxy material for said meeting.

                                 OTHER BUSINESS

     It is not anticipated that any business other than as set forth hereinabove will be brought before the meeting. Management is not aware of any matters proposed to be presented to the meeting by any other person. However, if any other business should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such business.

                                   EXHIBIT A
                                   ---------


                             EV ENVIRONMENTAL, INC.

                             1992 STOCK OPTION PLAN

                             Adopted July 30, 1992
                      Amended and Restated August 15, 1996

SECTION 1.  INFORMATION

          Defined Terms used herein, unless otherwise defined herein, shall have the meanings given them in Section 1.5 of this 1992 Stock Option Plan.

          1.1  PURPOSE.

          The purpose of this 1992 Stock Option Plan of EV Environmental, Inc. (the "Company") is to advance the interests of the Company and its subsidiaries by providing significant incentives to selected key employees and others who contribute and are expected to continue to contribute materially to the success of the Company and its subsidiaries, to provide a means of rewarding outstanding performance and to enable the Company and its subsidiaries to maintain a competitive position in attracting and retaining the key personnel necessary for the success of the Company.

          1.2  CONSIDERATION TO COMPANY FOR ISSUANCE OF OPTIONS.

          Each Employee, Consultant and Director by signing and accepting an Option Contract, will, if the Company so requires, agree to remain in the employ or service of the Company or a Subsidiary for a period of three years. Nothing in the Plan or in any Option Contract shall confer on any individual any right to continue in the employ or service of the Company or any of its Subsidiaries or limit the right of the Company or any of its Subsidiaries to terminate such employment or service at any time, with or without cause. Employment or service with the Company and its Subsidiaries is on an at will basis.

          1.3  PLAN SUBJECT TO RATIFICATION BY SHAREHOLDERS.

          The Plan shall become effective upon adoption by the Board of Directors, provided that the Plan is approved by a vote of the holders of a majority of the shares of Common Stock at the next annual meeting of stockholders following its adoption by the Board of Directors. Options granted prior to such vote of holders shall be valid upon grant. No Option under the Plan may be granted more than 10 years after the date the Plan is adopted by the Board of Directors.

          1.4  LIMITATIONS ON NUMBER OF SHARES ISSUABLE UNDER THE PLAN.

          The aggregate number of shares of Common Stock which may be issued under the Plan shall be limited to 300,000 shares. The shares of Common Stock for which Options may be granted may consist of either authorized but unissued shares or shares which have been issued and which shall have been heretofore or hereafter reacquired by the Company. The total number of shares subject to Options authorized under the Plan shall be subject to increase or decrease in order to give effect to the adjustment provisions of Section 3.2 of this Plan or any amendment adopted as provided in such Section. If any Option granted under the Plan shall expire, terminate or be cancelled for any reason, without having been exercised in full, the corresponding number of unpurchased shares shall again be available for purposes of the Plan.

          1.5  DEFINITIONS.

               The following terms used in this Plan shall have the meanings set forth below:
               (a) BOARD OR BOARD OF DIRECTORS. The Board of Directors of the Company.

               (b) CODE.  The Internal Revenue Code of 1986, as amended.

               (c) COMMITTEE. A committee whose members consist solely of at least two "non-employee directors" who both are "Non-Employee Directors" under Rule 16b-3 of the Securities Exchange Act of 1934 and "outside directors" under
Section 162(m) of the Code.

               (d) COMMON STOCK. The Company's presently authorized common stock, $.01 par value per share, except as this definition may be modified pursuant to the provisions of Section 3.2 hereof.

               (e) CONSULTANT. Any person retained by the Company or any of its Subsidiaries to render significant services to the Company or its Subsidiaries, but who is neither an Employee nor a Director.

               (f) DISABILITY. Complete and permanent inability by reason of illness or accident to perform the duties of the occupation in which an Employee was employed when such disability commenced.

               (g) EMPLOYEE. Any of the salaried officers or employees of the Company or any Subsidiary, or both, including any salaried officers or employees who are members of the Board of Directors of the Company.

               (h) EMPLOYMENT. The rendering of services by an Employee for the Company, or for any Subsidiary, or both. Whether military, government or public service shall constitute termination of employment for purposes of this Plan, or any Option granted hereunder, shall be determined, in each case, by the Committee, in its sole discretion.

               (i) FAIR MARKET VALUE. The average of the bid and ask quotes of brokers, with respect to the Common Stock, as reported by the National Quotation Bureau, Inc. on the date of the grant (or other applicable date as set forth under the terms of this Plan) of such Option or, if no quotes occur on such day, then on the next preceding day on which there were such quotes with respect to the Common Stock. If at any time dealer quotations for the Common Stock are not available, the Committee shall determine the fair market value of the Common Stock on the basis of available prices for such Common Stock or in such manner as may be authorized by applicable regulations under the Code.

               (j) GRANTEE. An Employee, Director or Consultant granted a Stock Option under this Plan.

               (k) INCENTIVE STOCK OPTION. A stock option granted by the Company under the Plan which satisfies the requirements of Section 422 of the Code.

               (l) NON-STATUTORY STOCK OPTION. A stock option granted by the Company under the Plan which does not satisfy the requirements of Section 422 of the Code.

               (m) OPTION. An Incentive Stock Option or a Non-Statutory Stock Option granted by the Company under the Plan.

               (n) OPTION EXPIRATION DATE. The date on which an Option becomes unexercisable by reason of the lapse of time or when a Non-Statutory Stock Option otherwise becomes available.

               (o) PLAN. The 1992 Stock Option Plan of EV Environmental, Inc. as amended and restated.
               (p) SUBSIDIARY. Subsidiary corporation as defined in Section 424(f) of the Code.

               (q) The use of the singular shall also include within its meaning the plural or vice versa.

SECTION 2.  STOCK OPTIONS.
          2.1  GRANT AND EXERCISE OF OPTIONS.

               (a) GRANT. The Board or the Committee on behalf of the Company may grant Options to Employees, Directors and Consultants for the purchase of Common Stock.

               (b) OPTION PRICE. The purchase price per share of Common Stock under each Incentive Stock Option shall be not less than 100 percent of the Fair Market Value per share of such Common Stock on the date the Option is granted, as determined by the Board or the Committee. The exercise price per share of Common Stock under each Non-Statutory Stock Option shall be determined by the Board or the Committee in its discretion and may be less than the Fair Market Value of a share of Common Stock on the date such Option is granted. The exercise price of an Option may be subject to adjustment in accordance with the provisions of Section 3.2 of this Plan. Options shall be exercisable over a period determined by the Board or the Committee at the time of the grant (but in no event shall any Incentive Stock Option be exercisable later than ten years from the date of the grant of such Option), provided that no Option shall be exercisable prior to the date the Plan is approved by the shareholders of the Company in accordance with Section 1.3 of this Plan.

               (c) OPTION CONTRACTS. Options shall be evidenced by an agreement ("Option Contracts"), in such form as the Board or the Committee shall approve. The Option Contracts shall contain such terms and conditions (including the period of exercise of an Option, whether in installments or otherwise) as shall be contained therein, which need not be the same for all Options.

               (d) TRANSFERABILITY OF OPTIONS. (i) Options granted under the Plan shall by their terms be nontransferable by the Grantee, otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. No such transfer of Options shall be effective to bind the Company, unless the Company shall have been furnished with written notice thereof and a copy of the will or domestic relations order, as the case may be, and/or such other evidence as the Board or Committee may determine necessary to establish the validity of the transfer.
(ii) Notwithstanding the provisions of subsection (i) hereof, the Board or the Committee may in its discretion provide in individual Option Contracts of Non-Statutory Stock Options granted hereunder that the nontransferability provisions of this Plan will not be applicable to the extent of transfers of a Non-Statutory Stock Option, for no consideration, by Grantees to Grantee's spouse, children or grandchildren or to any trust the beneficiary of which is Grantee, Grantee's spouse, children or grandchildren.

               (e) PAYMENT. No shares shall be issued on the exercise of an Option, unless paid for in full at the time of purchase. Payment for shares purchased upon the exercise of an Option shall be made in cash or, with the approval of the Board or the Committee, in the form of an interest-bearing promissory note, in Common Stock valued at the then Fair Market Value thereof as determined by the Board or the Committee, or by a combination of any of the foregoing. No Grantee shall have any rights as a shareholder (including no rights to any dividend or other distribution), with respect to any share of Common Stock covered by an Option, unless and until such individual shall have become the holder of record of such share.

               (f) INVESTMENT PURPOSE. At the time of an exercise of any Option, the Company may, if it shall deem it necessary or desirable for any reason, require the holder of the Option to represent in writing to the

Company that it is the intention of such holder to acquire the shares of Common Stock being acquired for investment only and not with a view to the distribution thereof. No shares of Common Stock shall be issued to such holder, unless the Company is satisfied with the adequacy of such representation.

               (g) COMPLIANCE WITH APPLICABLE LAW. No Option shall be exercisable, unless and until any applicable registration requirements of, or exemptions from, federal and state securities laws, and all other legal requirements, have been fully complied with. The Company will use reasonable efforts to maintain the effectiveness of a registration statement under the Securities Act of 1933 for the issuance of Options and shares acquired hereunder, but there may be times at which no such registration statement will be currently effective. The exercise of Options may be temporarily suspended without liability to the Company during times when no such registration statement is currently effective, or during times when, in the reasonable opinion of the Board or the Committee, such suspension is necessary to preclude violation of any requirements of applicable law or regulatory bodies having jurisdiction over the Company. The Company shall have no obligation to file any registration statement covering resales of shares acquired hereunder.

               The Company intends that this Plan shall comply with the requirements of Rule 16b-3, as promulgated by the Securities and Exchange Commission ("Rule 16b-3"), and any future rules promulgated during the term of the Plan in substitution therefor under the Securities and Exchange Act of 1934 (the "1934 Act"). Should any provision of this Plan not be necessary to comply with the requirements of Rule 16b-3 or should any additional provisions be necessary for this Plan to comply with the requirements of such Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly. Should any provision of the Plan, Option Contracts or actions by the Board or the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee.

               (h) LIMITATION ON EXERCISABILITY OF OPTIONS. Notwithstanding the provisions of this Section 2.1 and that the Option Contracts may provide for longer vesting periods, no Option may be exercised during the first six months following the date on which it is granted, unless, prior to the expiration of such six month period, the holder of the Option ceases to be an Employee of the Company or any Subsidiary by reason of such holder's death, disability or retirement.

          2.2  INCENTIVE STOCK OPTIONS.

               (a) ELIGIBILITY. Incentive Stock Options may be granted under the Plan only to such Employees as are deemed by the Board or Committee to be key employees.

               (b) ANNUAL LIMITATION OF OPTIONS GRANTED WHICH MAY BE CONSIDERED INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value of the shares of Common Stock (at the date of grant), with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under the Plan and any other plans of the Company and its Subsidiaries), exceeds $100,000, such Options shall be treated as Non-Statutory Stock Options.

               (c) INCENTIVE STOCK OPTIONS GRANTED TO TEN PERCENT SHAREHOLDERS. Notwithstanding anything to the contrary contained in this Plan, an Incentive Stock Option may be granted to an Employee who owns, directly or indirectly pursuant to Section 424(d) of the Code, stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any Subsidiary if, at the time such Incentive Stock Option is granted, the exercise price of the Incentive Stock Option is at least 110 percent of the Fair Market Value of the Common Stock subject to such Option and such Option, by its terms, is not exercisable after the expiration of five (5) years from the date of grant of such Option.

               (d) NOTICE. An Employee shall give prompt notice to the Company of any disposition of shares acquired upon exercise of an Incentive Stock Option.

SECTION 3.  PROVISIONS RELATING TO PLAN PARTICIPATION.

          3.1  TERMINATION OF EMPLOYMENT OR SERVICE AND DEATH.

               (a) THREE MONTH EXERCISE PERIOD. Unless earlier terminated in accordance with its terms, an Option shall terminate ninety days after any of the following:

                    (i) voluntary termination of employment or service by the Grantee, with or without the consent of the Company; or

                    (ii) termination of employment or service by the Company or any of its Subsidiaries, with or without cause; or

                    (iii) termination of employment or service because of retirement, or because the employing subsidiary ceased to be a Subsidiary of the Company and the Grantee does not, prior thereto or contemporaneously therewith, enter into the employ or service of the Company or another Subsidiary;

provided, that with regard to terminations of employment or service pursuant to clause (ii), the Option shall terminate as of the date of such discharge if the Board or the Committee, in its discretion, shall determine that it is not in the best interests of the Company that the Option should continue for such ninety-day period.

               (b) OPTIONS EXERCISABLE WITHIN ONE YEAR AFTER DEATH OR DISABILITY. If the holder of an Option shall die or should terminate employment or service because of Disability during the term of an Option, the legal representative of such holder or the Grantee, as the case may be, shall be entitled to exercise the Option in whole or in part, to the extent then unexercised, at any time within one year following the death or Disability of the Grantee, as the case may be, but in no event after the Option Expiration Date.

          3.2  CHANGE IN CAPITALIZATION.

               The aggregate number and class of shares of Common Stock which may be granted under this Plan may be adjusted proportionately, in the discretion of the Committee, for any increase or decrease exceeding a total of five percent (5%) in the number of issued shares resulting from a stock split, stock dividend or dividends for which the record dates occur in any one fiscal year, a recapitalization or other like capital adjustment, including a merger, reorganization or consolidation. The adjustment described above shall apply to the price per share, and to the number and class of shares subject to each Option outstanding prior to the adjustment.

               Upon any reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or upon any dividend or distribution to shareholders of more than five percent (5%) of the Company's assets, adequate adjustment or other provisions shall be made by the Committee or the other party to such transaction. The holders of outstanding Options shall be entitled to receive upon exercise thereafter, the shares, securities or assets which would have been issuable or payable had the optionee been the owner of the number of Company shares subject to the Option on the applicable date of reorganization, merger or consolidation. Any securities so substituted shall be subject to similar successive adjustments. Any adjustment made under this Section shall be made by the Board of Directors, whose determination with regard thereto shall be final and conclusive.

SECTION 4.  ADMINISTRATION

          4.1  BOARD OR COMMITTEE TO ADMINISTER THE PLAN.

               (a) FUNCTIONS OF ADMINISTRATOR. The Board of Directors will have general authority to administer the Plan, to grant Options hereunder, and to perform other functions in connection with the Plan. Other functions may include, among other things, determining the form of Option Contracts to be issued under the Plan, the terms and conditions to be included in such Option Contracts, and adopting from time to time such rules and regulations as the Board may deem appropriate for the proper administration of the Plan. The Board may also make such determinations under, and such interpretation of, and take such steps in connection with the Plan, the rules and regulations, or Options granted hereunder, as it may deem necessary or advisable. The Board may, in its discretion, waive any provisions of any Option Contract, provided such waiver is not inconsistent with the terms of the Plan as then in effect.

          In the alternative, the Board may, in its discretion, appoint a Committee who will perform such functions regarding the administration of the Plan as may be delegated to it by the Board.

               (b) FINDINGS OF THE BOARD OF DIRECTORS AND COMMITTEE ARE CONCLUSIVE. Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Board of Directors or the Committee shall be final and shall be binding and conclusive for all purposes and upon all persons, including, without limiting the generality of the foregoing, the Company, the shareholders, the Committee and each of the members thereof, and the Grantees of the Company and their respective successors in interest.

               (c) LIABILITY AND INDEMNIFICATION. No member of the Board of Directors or the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any Option Contract. The Company shall indemnify, to the maximum extent permitted by law, and hold harmless any Board or Committee member, and the estate and heirs of such Board or Committee member, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees incurred by such Board or Committee member, suffered as a result of the performance, in good faith, of his responsibilities in administering the Plan, to the extent that insurance, if any, does not cover the payment of such terms.

          4.2  AMENDMENT AND DISCONTINUANCE OF THE PLAN.

               The Board of Directors may at any time, and from time to time, amend, modify, suspend or terminate the Plan, provided that no change shall be made, except in accordance with the provisions of Sections 3.2 and 4.6 hereof, which will have a material adverse effect upon any Option previously granted, unless the consent of the affected Option holder is obtained; provided, further, however that, except in the case of adjustments made pursuant to Section 3.2 hereof, the Board of Directors may not, without further approval of the shareholders, (a) increase the maximum number of shares for which Options may be granted under the Plan, (b) decrease the minimum exercise price of an Option provided in the Plan, or (c) change the class of those eligible to receive Options.

          4.3  COMPLIANCE WITH LAWS AND OTHER CONDITIONS.

               (a) OPTIONS. Any exercise of Options by a grantee shall be made only in compliance with any applicable rule or regulation of the Securities and Exchange Commission exempting such exercise from the operation of Section 16(b) of the 1934 Act and any other applicable law, rule, regulation or other provision that may hereafter relate to the exercise of Options under the Federal securities laws.

          4.4  WITHHOLDING TAXES.

               Whenever shares of Common Stock are to be issued pursuant to the Plan, the Company shall have the right to require that there be remitted to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Company reserves the right to satisfy the applicable federal, state and local withholding tax requirements through the retention of shares of Common Stock otherwise issuable upon exercise of an Option. Such withheld amounts shall meet the Federal securities laws requirements set forth in Subsection (a) of Section 4.3 hereof.

          4.5  USE OF PROCEEDS AND FUNDING.

               (a) USE OF PROCEEDS. The proceeds from the sale of Common Stock pursuant to the exercise of Options granted under the Plan shall constitute general funds of the Company and may be used for such corporate purposes as the Company may determine.

               (b) FUNDING. No provision of the Plan shall require or permit the Company for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purpose. Grantees shall have no rights under the Plan other than an unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law. This Subsection
(b) shall not prevent the Company for purchasing its Common Stock for the purpose of meeting its obligation to issue Common Stock pursuant to the Plan.

          4.6  QUALIFICATION AS INCENTIVE STOCK OPTION PLAN.

               To the extent applicable, this Plan is intended to permit the issuance of Incentive Stock Options in accordance with the provisions of Section 422 of the Code. This Plan may be modified or amended at any time, both prospectively and retroactively, and in such manner as to affect Incentive Stock Options previously granted, if such amendment or modification is necessary for this Plan and for the Incentive Stock Options granted hereunder to qualify under said provisions of the Code.

          4.7  SUCCESSOR INTEREST.

               Subject to the provisions restricting transferability of Options, the provisions of this Plan and the actions of the Board or the Committee shall be binding upon all heirs, successors and assigns of the Company and of optionees.

          4.8  OTHER DOCUMENTS.

               All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Board or the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such documents and this Plan, the provisions of this Plan shall prevail.

          4.9  NO OBLIGATION TO CONTINUE EMPLOYMENT.

               This Plan and grants hereunder shall not impose any obligation on the Company or any Subsidiary to continue the employment or service of an Employee, Director, or Consultant. Moreover, no provision of this Plan or any document executed or delivered pursuant to this Plan shall be deemed modified in any way by any employment or service contract or agreement between Employee, Director or Consultant and the Company.

          4.10 MISCONDUCT OF OPTIONEE.

               Notwithstanding any other provision of this Plan, if an Option holder commits fraud or dishonesty toward the Company, or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action contrary, in a material respect, to the interests of the Company, as determined by the Committee, in its sole and absolute discretion, such Grantee shall forfeit all rights and benefits under this Plan. This provision shall apply whether or not the Option holder is terminated for such misconduct.

          4.11 GOVERNING LAW.

               This Plan shall be construed in accordance with, and governed by, the law of the State of Delaware.

Common Stock                                                        Common Stock


                             EV ENVIRONMENTAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                               DECEMBER 16, 1996

     The undersigned hereby appoints Michael R. Cox and Ralph A. Armstrong, or either one of them, as proxy or proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Stockholders of EV Environmental, Inc. to be held on December 16, 1996 at 9:00 a.m., local time, at the offices of Rich, May, Bilodeau & Flaherty, P.C., 294 Washington Street, Boston, Massachusetts 02108, and at any and all adjournments thereof, according to the number of votes that the undersigned would be entitled to cast with all powers the undersigned would possess if personally present at said meeting. This proxy may be exercised to vote for the following purposes:

1.  FOR   _____ WITHHOLD AUTHORITY TO VOTE ON ____

the proposal to elect all the following nominees for Director: Michael R. Cox; Murdoch Heideman; Dan L. Scroggins; and Ralph A. Armstrong.


FOR _____ all nominees except nominee(s) whose name(s) are written in the space below:

________________________________________________________________________________

________________________________________________________________________________


2. FOR _____ WITHHOLD AUTHORITY TO VOTE ON ____ AGAINST ____

the proposal to approve an amendment to Article IV of the EV Environmental, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 shares to 20,000,000 shares.



3. FOR _____ WITHHOLD AUTHORITY TO VOTE ON ____ AGAINST ____

the proposal to approve the adoption of the Amended and Restated 1992 Stock Option Plan of EV Environmental, Inc.

     The undersigned hereby ratifies and confirms all that said proxy or proxies, or substitutes, may do by virtue hereof. The proxies are authorized to vote in their discretion with respect to matters not known or determined at the date of the Proxy Statement. Receipt of the Notice of Meeting and Proxy Statement is hereby acknowledged.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS ABOVE. IN THE ABSENCE OF SPECIFICATIONS, THIS PROXY WILL BE VOTED "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN.

     Dated:_____________________________, 1996

     ___________________________________ (L.S.)

     ___________________________________ (L.S.)


Please sign here exactly as name appears on previous page. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner or trustee should sign the proxy. If the stockholder is a corporation, the office of the person signing should be indicated.

                        PLEASE SIGN, DATE AND MAIL TODAY

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY